United Kingdom Small Company Portfolio

SHARE CLASS (TICKER): INSTITUTIONAL CLASS (DFUKX)

Summary Prospectus

July 21, 2015

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at http://us.dimensional.com/other/prospectuses. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com. The Portfolio’s Prospectus and SAI, both dated February 28, 2015, as may be supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the United Kingdom Small Company Portfolio is to achieve long-term capital appreciation. The United Kingdom Small Company Portfolio is a Feeder Portfolio and pursues its objective by investing substantially all of its assets in its corresponding Master Fund, The United Kingdom Small Company Series (the “United Kingdom Small Company Series”) of The DFA Investment Trust Company (the “Trust”), which has the same investment objective and policies as the Portfolio.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy and hold shares of the United Kingdom Small Company Portfolio.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management Fee	0.60%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.72%
Fee Waiver and/or Expense Reimbursement**	0.14%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.58%

*	The “Management Fee” and “Total Annual Fund Operating Expenses” have been adjusted to reflect the Feeder Portfolio’s new investment management agreement that allows Dimensional Fund Advisors LP (the “Advisor”) to furnish both investment advisory and administration services directly to the Feeder Portfolio under a single agreement, effective July 21, 2015. The “Management Fee” includes an investment management fee payable by the Feeder Portfolio and an investment management fee payable by the Master Fund. For any period when the Feeder Portfolio is invested both directly in other funds managed by the Advisor (collectively, “Underlying Funds”) and directly in securities, the Advisor has contractually agreed to permanently waive the Feeder Portfolio’s direct investment management fee to the extent necessary to offset the proportionate share of any Underlying Fund’s investment management fee paid by the Feeder Portfolio through its investment in such Underlying Fund. The amounts set forth under “Other Expenses” and “Total Annual Fund Operating Expenses” reflect the direct expenses of the Feeder Portfolio and the indirect expenses of the Feeder Portfolio’s portion of the expenses of the Master Fund.
**	The Advisor has further agreed to waive certain fees and in certain instances, assume certain expenses of the United Kingdom Small Company Portfolio. This portion of the Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2016, and may only be terminated by the Fund’s Board of Directors prior to that date (the “Temporary Fee Waiver”). Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

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EXAMPLE

This Example is meant to help you compare the cost of investing in the United Kingdom Small Company Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the Temporary Fee Waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$59	$194	$342	$770

The Example reflects the aggregate estimated annual operating expenses of the United Kingdom Small Company Portfolio and the United Kingdom Small Company Portfolio’s portion of the expenses of the United Kingdom Small Company Series.

PORTFOLIO TURNOVER

The United Kingdom Small Company Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the United Kingdom Small Company Portfolio’s performance. During the most recent fiscal year, the United Kingdom Small Company Series’ portfolio turnover rate was 8% of the average value of its investment portfolio.

Principal Investment Strategies

The United Kingdom Small Company Portfolio pursues its investment objective by investing substantially all of its assets in the United Kingdom Small Company Series. The United Kingdom Small Company Series, using a market capitalization weighted approach, purchases a broad and diverse group of readily marketable securities of small companies associated with the United Kingdom. A company’s market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization of a United Kingdom small company, the greater its representation in the Series. Dimensional Fund Advisors LP (the “Advisor”) may modify market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, and profitability, as well as other factors that the Advisor determines to be appropriate, given market conditions. In assessing profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

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As a non-fundamental policy, under normal circumstances, the United Kingdom Small Company Series will invest at least 80% of its net assets in securities of United Kingdom small companies. As of December 31, 2014, the Advisor considered United Kingdom small companies to be those companies with a market capitalization below $5,218 million. This dollar amount will change due to market conditions.

The United Kingdom Small Company Series may gain exposure to companies associated with the United Kingdom by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country. The United Kingdom Small Company Series and the United Kingdom Small Company Portfolio each may use derivatives, such as futures contracts and options on futures contracts for United Kingdom equity securities and indices or other equity market securities and indices, including those of the United States, to adjust market exposure based on actual or expected cash inflows to or outflows from the Series or Portfolio. The Series and Portfolio do not intend to use derivatives for purposes of speculation or leveraging investment returns.

The United Kingdom Small Company Series may lend its portfolio securities to generate additional income.

Principal Risks

Foreign Securities and Currencies Risk: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar). The United Kingdom Small Company Series does not hedge foreign currency risk.

United Kingdom Market Risk: Because the United Kingdom Small Company Series concentrates investments in the United Kingdom, the United Kingdom Small Company Portfolio’s performance is expected to be closely tied to the social, political and economic conditions within the United Kingdom and to be more volatile than the performance of funds with more geographically diverse investments.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, political, and issuer-specific events will cause the value of securities, and the

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United Kingdom Small Company Series that owns them, and, in turn, the United Kingdom Small Company Portfolio itself, to rise or fall. Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money.

Derivatives Risk: Derivatives are instruments, such as futures and foreign exchange forward contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. When the United Kingdom Small Company Series and the United Kingdom Small Company Portfolio use derivatives, the Portfolio will be directly exposed to the risks of that derivative. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the United Kingdom Small Company Series may lose money and there may be a delay in recovering the loaned securities. The United Kingdom Small Company Series could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Cyber Security Risk: The United Kingdom Small Company Portfolio’s and its service providers’ use of internet, technology and information systems may expose the Portfolio to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Portfolio and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the United Kingdom Small Company Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in United Kingdom Small Company Portfolio’s performance from year to year. The table illustrates how annualized one year, five year and ten year returns, both before and after taxes, compare with those of a broad measure of market performance. The United Kingdom Small Company Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting http://us.dimensional.com.

The after-tax returns presented in the table for the United Kingdom Small Company Portfolio are calculated using the historical highest individual federal marginal income

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tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

United Kingdom Small Company Portfolio Institutional Class Shares

Highest Quarter: January 2005–December 2014	(4/09–6/09)	33.83
Lowest Quarter: January 2005–December 2014	(10/08–12/08)	-33.64

Annualized Returns (%)

Periods ending December 31, 2014

	1 YEAR	5 YEARS	10 YEARS
United Kingdom Small Company Portfolio
Return Before Taxes	-5.86%	15.97%	9.00%
Return After Taxes on Distributions	-8.02%	14.83%	7.99%
Return After Taxes on Distributions and Sale of Portfolio Shares	-1.63%	12.85%	7.31%
MSCI UK Small Cap Index (net dividends) (reflects no deduction for fees, expenses, or taxes on sales)	-5.71%	14.68%	8.19%

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Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the United Kingdom Small Company Portfolio and United Kingdom Small Company Series. Dimensional Fund Advisors Ltd. serves as the sub-advisor for the United Kingdom Small Company Series. The following individuals are responsible for coordinating the day to day management of the United Kingdom Small Company Portfolio and United Kingdom Small Company Series:

•	Karen Umland, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 1998.

•	Joseph H. Chi, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2005.

•	Jed S. Fogdall, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2004.

•	Henry F. Gray, Vice President of the Advisor, has been Head of Global Equity Trading since 2006.

•	Arun Keswani, Senior Portfolio Manager of the Advisor, has been a portfolio manager since 2013.

•	Bhanu P. Singh, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2012.

Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the United Kingdom Small Company Portfolio on each day that the NYSE is open for business, regardless of whether the Federal Reserve System is closed, by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the United Kingdom Small Company Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The United Kingdom Small Company Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the United Kingdom Small Company Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case taxes are deferred until withdrawal from the plan or account.

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